SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2000

                                Ogden Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-3122                   13-5549268
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 (State or Other Jurisdiction      (Commission File             (IRS Employer
       of Incorporation)                Number)              Identification No.)


         Two Pennsylvania Plaza, New York, New York                  10121
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           (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 868-6000

  Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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         Item 5.  Other Events.

         On November 14, 2000, Ogden Corporation issued a press release, a copy of which is attached hereto as Exhibit A, reporting results for the Third Quarter 2000.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired: Not applicable.

(b)  Pro forma financial information: Not applicable.

(c) Exhibit: Press Release of Ogden Corporation, dated November 14, 2000, reporting results for the third quarter ended September 30, 2000, attached as Exhibit A.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 16, 2000

                                OGDEN CORPORATION


                                            By: /s/ Scott G. Mackin
                                                --------------------------------
                                                Name:  Scott G. Mackin
                                                Title: President and Chief
                                                       Executive Officer